[NUVEEN LOGO]

Supplement Dated January 1, 2001, to the
Prospectus Dated October 27, 2000
__________________


Nuveen Growth and Income Stock Fund,
a series of Nuveen Investment Trust

__________________


The Board of Trustees of Nuveen Investment Trust has approved a name change for the Nuveen Growth and Income
Stock Fund to be changed to the Nuveen Large-Cap Value
Fund.  This change will become effective on January 2, 2001.
The new fund name will more clearly reflect the fund's value investment style and focus on large capitalization stocks. The fund's investment objective remains the same.



PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE